UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 25, 2016

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

The information under this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), otherwise subject to the liabilities of that Section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 27, 2016, Sonus Networks, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended June 30, 2016, and posted supplementary financial and operational data on its website, www.sonus.net, in connection with the announcement of such financial results.  Copies of the press release and the supplementary financial and operational data are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 2.05.                                        Costs Associated with Exit or Disposal Activities.

On July 25, 2016, the Audit Committee of the Board of Directors of the Company approved a restructuring plan to further accelerate the Company’s investment in new technologies as the communications industry migrates to a Cloud-based architecture.  The Company estimates that it will record between $3 million and $4 million of restructuring expense over the next twelve months in connection with this action, resulting in expected annual savings of approximately $6 million to $8 million.  The Company intends to utilize the entire savings to shift headcount towards new strategic initiatives, such as new products, expanded go-to-market footprint in selected geographies and discrete vertical markets.

On July 27, 2016, the Company issued a press release announcing this plan.

Forward-Looking Statements

The information in this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties.  All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the Company’s future results of operations and financial position, industry developments, business strategy, plans and objectives of management for future operations and plans for future cost reductions are forward-looking statements.  Without limiting the foregoing, the words “anticipates”, “believes”, “could”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, “seeks”, “projects” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.  The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, the timing of customer purchasing decisions and the Company’s recognition of revenues; economic conditions; adjustments identified in the course of the Company’s quarter-end accounting review; the Company’s ability to recruit and retain key personnel; difficulties supporting the Company’s strategic focus on channel sales; difficulties retaining and expanding the Company’s customer base; difficulties leveraging market opportunities; the impact of cost reduction and restructuring activities; the Company’s ability to realize benefits from the NET and PT acquisitions and the Treq asset acquisition; the effects of disruption from the PT and Treq transactions, making it more difficult to maintain relationships with employees, customers, business partners or government entities; the success implementing the integration strategies of NET, PT and Treq assets; litigation; actions taken by significant stockholders; difficulties providing solutions that meet the needs of customers; market acceptance of the Company’s products and services; rapid technological and market change; the Company’s ability to protect its intellectual property rights; the Company’s ability to maintain partner, reseller, distribution and vendor support and supply relationships; higher risks in international operations and markets; the impact of increased competition; currency fluctuations; the impact of the reverse split of the Company’s common stock and changes in the market price of its common stock; and/or failure or circumvention of the Company’s controls and procedures.  These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  The Company therefore cautions you against relying on any of these forward-looking statements.  Important factors that could cause actual results to differ materially from those in these forward-looking statements are discussed in Part I, Item 2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, Part I, Item 3 “Quantitative and Qualitative Disclosures About Market Risk”, and Part II, Item 1A “Risk Factors” in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on April 26, 2016.  Any forward-looking statement made by the Company in this Current Report on Form 8-K speaks only as of the date on which this Current Report on Form 8-K was first filed.  Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them.  The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On July 27, 2016, the Company announced that Anthony Scarfo will step down as Executive Vice President, Services, Product Management and Corporate Development, effective immediately.  Mr. Scarfo will remain with the Company in an advisory role to assist in the transition of his duties until October 3, 2016.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                           Exhibits

The following exhibits relating to Item 2.02 shall be deemed furnished, and not filed:

99.1                        Press release of Sonus Networks, Inc. dated July 27, 2016 reporting its financial results for the quarter ended June 30, 2016, furnished hereto.

99.2                        Supplementary Financial and Operational Data issued by Sonus Networks, Inc. on July 27, 2016, furnished hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2016	SONUS NETWORKS, INC.

	By:	/s/ Jeffrey M. Snider
Jeffrey M. Snider Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Exhibit Index

99.1                        Press release of Sonus Networks, Inc. dated July 27, 2016, reporting its financial results for the quarter ended June 30, 2016, furnished hereto.

99.2                        Supplementary Financial and Operational Data issued by Sonus Networks, Inc. on July 27, 2016, furnished hereto.